Exhibit 99.1

FOR IMMEDIATE RELEASE

For More Information, Contact:

Daniel Greenberg, Chairman & CEO	Roger Pondel/Laurie Berman
Electro Rent Corporation	PondelWilkinson Inc.
818-786-2525	310-279-5980
investor@pondel.com

ELECTRO RENT APPOINTS SUZAN DELBENE TO BOARD OF DIRECTORS

VAN NUYS, Calif. – January 20, 2009 – Electro Rent Corporation (NASDAQ:ELRC) today announced the appointment of Suzan K. DelBene to its board of directors.  DelBene fills the seat formerly held by S. Lee Kling, a long-time Electro Rent board member, who passed away in July 2008.

DelBene, 46, is currently a management consultant and is a strategic advisor to Global Partnerships, a non-profit organization focused on supporting microfinance and sustainable solutions that serve those in poverty in Latin America.  From 2004 to 2007 she was a corporate vice president at Microsoft Corp., overseeing all worldwide marketing efforts for the company’s Mobile Communications Business.  DelBene also worked at Microsoft from 1989 to 1998 in various roles including director of marketing and business development for the company’s Interactive Media Group.

Prior to returning to Microsoft, DelBene was president and chief executive officer of Nimble Technology Inc., a business integration technology company where she led the company from early stage development to revenue generation through to the company's acquisition by Actuate Corp.  Before joining Nimble Technology, DelBene was the founding vice president of marketing and store development at drugstore.com, inc., a leading online retailer of health, beauty, vision, and pharmacy products.  She helped take the company public in 1999.

DelBene earned a master's degree in business administration from the University of Washington and a bachelor's degree in biology from Reed College in Portland, Oregon where she currently serves on the board of trustees.

“Suzan brings extensive marketing, business development and strategic planning expertise to our board of directors, and we are thrilled to welcome her to Electro Rent,” said Daniel Greenberg, Chairman and CEO of Electro Rent.  “We look forward to Suzan’s contributions to the company as we continue to identify opportunities to strengthen our business while providing our customers with superior solutions for their global electronic equipment requirements.”

“Electro Rent has always been committed to enhancing long-term shareholder value, and I am very excited to join the board in continuing that tradition,” DelBene commented.

About Electro Rent
Electro Rent Corporation (www.ElectroRent.com) is one of the largest global organizations devoted to the rental, leasing and sales of general purpose electronic test equipment, personal computers and servers.

“Safe Harbor” Statement:
Except for the historical statements and discussions above, the statements above constitute forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934.  These forward-looking statements, which include statements about the company’s ability to identify opportunities to strengthen its business and provide its customers with superior solutions for their global electronic equipment requirements, among others, reflect Electro Rent’s management’s current views with respect to future events and financial performance; however, you should not put undue reliance on these statements.  When used, the words “anticipates,” “believes,” “expects,” “intends,” “future,” and other similar expressions identify forward-looking statements.  These forward-looking statements are subject to certain risks and uncertainties.  The company believes its management’s assumptions are reasonable; nonetheless, it is likely that at least some of these assumptions will not come true.  Accordingly, Electro Rent’s actual results will probably differ from the outcomes contained in any forward-looking statement, and those differences could be material.  Factors that could cause or contribute to these differences include, among others, those risks and uncertainties discussed in the company’s periodic reports on Form 10-K and 10-Q and in its other filings with the Securities and Exchange Commission.  Should one or more of the risks discussed, or any other risks, materialize, or should one or more of our underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, expected or projected.  In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct.  Electro Rent undertakes no obligation to update or revise any forward-looking statements.

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